UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 17, 2023

ICF International, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-33045	22-3661438
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1902 Reston Metro Plaza, Reston, Virginia	20190
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (703) 934-3000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act.

Title of each class	Trading Symbols(s)	Name of each exchange on which registered
Common Stock	ICFI	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement

On May 17, 2023, ICF International, Inc. (the “Company” or “ICF”) and its direct, wholly owned subsidiary, ICF Consulting Group, Inc. (jointly the “Borrowers”), entered into the First Amendment (the “First Amendment”) to the Amended and Restated Credit Agreement (the “Credit Agreement”) dated May 6, 2022 by and among the Borrowers, PNC Bank, National Association (as Administrative Agent, Swingline Loan Lender and Issuing Lender), PNC Capital Markets LLC (as Joint Lead Arranger and Sole Bookrunner), BOFA Securities, Inc., TD Securities (USA) LLC, Wells Fargo Securities, LLC and Citizens Bank, N.A. (as Joint Lead Arrangers and Co-Syndication Agents), and other guarantors and lenders which are party thereto. Capitalized terms used but not defined herein are defined in the Credit Agreement.

The First Amendment amends the Credit Agreement and certain related loan documents, to make technical, clarifying amendments to certain definitions included therein (i.e., “Consolidated EBITDA,” “Indebtedness,” “Pro-Forma Basis,” “Pro-Forma Effect,” and “Excluded Accounts”). The First Amendment does not change the maturity or pricing terms of the term loan and revolving credit facility outstanding under the Credit Agreement.

The foregoing description of the First Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the First Amendment, which is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information described under Item 1.01 above relating to the First Amendment is incorporated by reference into this Item 2.03.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

10.1	First Amendment to Amended and Restated Agreement dated May 17, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ICF International, Inc.

Date: May 18, 2023	By:	/s/ Barry Broadus
Barry Broadus
Chief Financial Officer